UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) April 28, 2011

CORNING INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-3247	16-0393470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Riverfront Plaza, Corning, New York	14831
(Address of principal executive offices)	(Zip Code)

(607) 974-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS

James J. O’Connor, 74, Chairman of Armstrong World Industries, Inc., retired from the Corning Board of Directors after the April 28, 2011 Annual Meeting of Shareholders after reaching the Board’s mandatory retirement age and after more than 26 years as a Corning Director. Corning’s Board appointed William D. Smithburg, 72, as Lead Director following Mr. O’Connor’s retirement. Mr. Smithburg is Retired Chairman, President and Chief Executive Officer of the Quaker Oats Company and has served on Corning’s Board since 1987.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a) – (b) Our annual meeting of shareholders was held on April 28, 2011. At that meeting, shareholders elected each of the six nominees to the Board of Directors for a one-year term: John Seely Brown, John A. Canning, Jr., Gordon Gund, Kurt M. Landgraf, H. Onno Ruding and Glenn F. Tilton. Shareholders also voted: in favor of the advisory vote on executive compensation of our Named Executive Officers; in favor of having an advisory vote every one (1) year by shareholders on Named Executive Officer executive compensation; and ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2011. Shareholders did not approve the shareholder proposal requesting that holders of 10% of stock can call special shareowner meetings. Those elected and the final voting results are as follows:

1. Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
John Seely Brown	697,751,417	505,093,712	175,435,400
John A. Canning, Jr.	1,181,609,096	21,236,550	175,435,400
Gordon Gund	697,378,627	505,467,123	175,435,400
Kurt M. Landgraf	861,728,731	341,115,499	175,435,400
H. Onno Ruding	859,868,475	342,977,274	175,435,400
Glenn F. Tilton	1,173,638,945	29,206,804	175,435,400

James B. Flaws, Deborah D. Rieman and Mark S. Wrighton continued as directors for terms expiring at the annual meeting of shareholders in 2012. Robert F. Cummings, Jr., William D. Smithburg, Hansel E. Tookes II, and Wendell P. Weeks continued as directors for terms expiring at the annual meeting of shareholders in 2013.

	Votes For	Votes Against	Abstain	Broker Non-Votes
2. Advisory vote on executive compensation of Named Executive Officers, as disclosed in the Proxy Statement	1,145,920,083	45,266,723	11,658,943	175,435,400

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
3. Advisory vote on frequency of advisory vote on Named Executive Officer compensation	839,319,450	6,772,688	350,693,545	6,059,364	175,435,400

	Votes For	Votes Against	Abstain
4. Ratify appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year ending December 31, 2011	1,354,581,185	21,690,883	2,009,081

	Votes For	Votes Against	Abstain	Broker Non-Votes
5. Shareholder proposal requesting that holders of 10% of stock can call special shareowner meetings	571,181,230	626,817,985	4,846,534	175,435,400

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNING INCORPORATED
Registrant

Date: May 3, 2011	By	/S/ DENISE A. HAUSELT
Denise A. Hauselt
Vice President, Secretary and Assistant General Counsel